UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of the Securities and Exchange Act of 1934

Date of Report: September 15, 2004
(Date of earliest event reported)

TVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30539	77-0549628

(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

4001 Burton Drive, Santa Clara, California 95054
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 982-8588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF A PRINCIPAL OFFICER; APPOINTMENT OF A PRINCIPAL OFFICER
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 99.1

ITEM 5.02 DEPARTURE OF A PRINCIPAL OFFICER; APPOINTMENT OF A PRINCIPAL OFFICER

     The information in this Current Report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On September 15, 2004, Tvia, Inc. issued a press release announcing the retirement of Arthur Nguyen, its chief financial officer and the appointment of Diane Bjorkstrom as its new chief financial officer. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

99.1	Press release dated September 15, 2004 entitled “TVIA Appoints New Chief Financial Officer”.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVIA, INC.
Dated: September 15, 2004	By	/s/ Diane Bjorkstrom
Diane Bjorkstrom
Chief Financial Officer (Principal Financial Officer and Duly Authorized Signatory)

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release dated September 15, 2004 entitled “TVIA Appoints New Chief Financial Officer”.